SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant [x] Filed by a Party other than the Registrant [ ] Check the appropriate box: [x] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [ ] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  BioTime, Inc.
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1)  Title of each class of securities to which transaction applies:



         2) Aggregate number of securities to which transaction applies:



         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



         4) Proposed maximum aggregate value of transaction:



         5) Total fee paid:


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:



         2) Form, Schedule or Registration Statement No.:



         3) Filing Party:



         4) Date Filed:

                                                               Preliminary Copy



                              [BIOTIME LETTERHEAD]



                                            March  __, 1998


Dear Shareholder:


         You are cordially invited to attend the 1997 Annual Meeting of Shareholders of BioTime, Inc. which will be held on Monday, May 18, 1998 at 10:00 a.m. at the Ritz-Carlton hotel, 600 Stockton Street, San Francisco, California.

         The Notice and Proxy Statement on the following pages contain details concerning the business to come before the meeting. Management will report on current operations and there will be an opportunity for discussion concerning the Company and its activities. Please sign and return your proxy card in the enclosed envelope to ensure that your shares will be represented and voted at the meeting even if you cannot attend. You are urged to sign and return the enclosed proxy card even if you plan to attend the meeting.

         I look forward to personally meeting all shareholders who are able to attend.



                                            Paul Segall, Ph. D.
                                            Chairman and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held May 18, 1998

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of BioTime, Inc. (the "Company") will be held at the Ritz-Carlton hotel, 600 Stockton Street, San Francisco, California, on May 18, 1998 at 10:00 a.m. for the following purposes:

         1. To elect eight (8) directors of the Company to hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

         2. To amend the Company's Articles of Incorporation to increase the number of authorized common shares, no par value, available for issuance in the future.

         3. To ratify the appointment of Deloitte & Touche LLP as the independent accountants of the Company for the fiscal year ending June 30, 1998; and

         4. To transact such other business as may properly come before the meeting or any adjournments of the meeting.

         The Board of Directors has fixed the close of business on Tuesday, March 31, 1998, as the record date for determining shareholders entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

         Whether or not you expect to attend the meeting in person, you are urged to sign and date the enclosed form of proxy and return it promptly so that your shares of stock may be represented and voted at the meeting. If you should be present at the meeting, your proxy will be returned to you if you so request.


                                             By Order of the Board of Directors,


                                             Judith Segall
                                             Vice President and Secretary




Berkeley, California
March __, 1998

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on May 18, 1998

         The accompanying proxy is solicited by the Board of Directors of BioTime, Inc., a California corporation (the "Company" or "BioTime") having its principal offices at 935 Pardee Street, Berkeley, California 94710, for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at 10:00 a.m. on Monday, May 18, 1998 at the Ritz-Carlton hotel, 600 Stockton Street, San Francisco, California. Properly executed proxies in the accompanying form that are received at or before the Meeting will be voted in accordance with the directions noted on the proxies. If no direction is indicated, such shares will be voted FOR (i) each nominee for election as director, (ii) amending the Company's Articles of Incorporation to increase the number of authorized common shares, no par value, and (iii) approval of the appointment of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending June 30, 1998.

         The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (1) matters that the Company's Board of Directors does not know a reasonable time before the Meeting are to be presented at the Meeting; and (2) matters incidental to the conduct of the Meeting. Management does not intend to present any business for a vote at the Meeting other than the matters set forth in the accompanying Notice of Annual Meeting of Shareholders, and as of the date of this Proxy Statement, no shareholder has notified the Company of any other business that may properly come before the meeting. If other matters requiring the vote of the shareholders properly come before the Meeting, then it is the intention of the persons named in the attached form of proxy to vote the proxy held by them in accordance with their judgment on such matters.

         Only shareholders of record at the close of business on March 31, 1998 are entitled to notice of and to vote at the Meeting. On that date, there were 9,935,579 of the Company's Common Shares issued and outstanding, which constitutes the only class of voting securities of the Company outstanding. Each of the Company's Common Shares is entitled to one vote in the election of directors and in all other matters that may be acted upon at the Meeting, except that shareholders may elect to cumulate votes in the election of directors. Under cumulative voting, each shareholder may give one candidate or may distribute among two or more candidates, a number of votes equal to the number of directors to be elected multiplied by the number of Common Shares owned. Shareholders may not cumulate votes unless at least one shareholder gives notice of his or her intention to cumulate votes at the Meeting. The enclosed proxy confers discretionary authority to cumulate votes.

         Any shareholder giving a proxy has the power to revoke that proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company either a written revocation or a duly executed proxy bearing a date subsequent to the date of the proxy being revoked, or by voting in person at the meeting. Any shareholder may attend the Meeting and vote in person, whether or not such shareholder has previously submitted a proxy, but attendance at the Meeting will not revoke a proxy unless the shareholder votes in person.

         The Company will bear all of the costs of the solicitation of proxies for use at the Meeting. In addition to the use of the mails, proxies may be solicited by a personal interview, telephone and telegram by directors, officers and employees of the Company, who will undertake such activities without additional compensation. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the Common Shares held of record by such persons and entities and will be reimbursed for their reasonable expense incurred in connection with forwarding such material.

         This Proxy Statement and the accompanying form of proxy are first being sent or given to the Company's shareholders on or about March __, 1998.


                              ELECTION OF DIRECTORS


         At the Meeting, eight directors will be elected to hold office for a one-year term until the 1998 Annual Meeting of Shareholders, and until their successors have been duly elected and qualified. All of the nominees named below are incumbent directors.

         It is the intention of the persons named in the enclosed proxy, unless such proxy specifies otherwise, to vote the shares represented by such proxy FOR the election of the nominees listed below. In the unlikely event that any nominee should be unable to serve as a director, proxies may be voted in favor of a substitute nominee designated by the Board of Directors.

Directors and Nominees

         Paul Segall, Ph.D., 55, is Chairman and Chief Executive Officer of BioTime and has served as a director of the Company since 1990. He was a research scientist for Cryomedical Sciences, Inc. ("CMSI") and a member of its Board of Directors from 1987 to December 1990, serving as Director of Research and Vice President of Research for CMSI, from April 1988 until 1989. Dr. Segall received a Ph.D. in Physiology from the University of California at Berkeley in 1977.

         Ronald S. Barkin, 52, became President of BioTime during October, 1997, after serving as Executive Vice President since April 1997. Mr. Barkin has been a director of the Company since 1990. Before becoming an executive officer of the Company, Mr. Barkin practiced civil and corporate law for more than 25 years after getting a J.D. from Boalt Hall, University of California at Berkeley.

         Victoria Bellport, 32, is Chief Financial Officer and Executive Vice President of BioTime and has been a director of the Company since 1990. Ms. Bellport received a B.A. in Biochemistry from the University of California at Berkeley in 1988.

         Hal Sternberg, Ph.D., 44, is Vice President of Research of BioTime and has been a director of the Company since 1990. He was a research scientist for CMSI from 1987 to December 1990, serving as Vice President of Biochemistry for CMSI from November 1987 to 1989. Dr. Sternberg was a visiting scientist and research Associate at the University of California at Berkeley from 1985-1988, where he supervised a team of researchers studying Alzheimer's Disease. Dr. Sternberg received his Ph.D. from the University of Maryland in Biochemistry in 1982.

         Harold Waitz, Ph.D., 55, is Vice President of Engineering of BioTime and has been a director of the Company since 1990. He was a research scientist for CMSI from 1987 to December 1990, serving as Vice President of Technology for CMSI from November 1987 to 1989. From 1986-1988, Dr. Waitz served as Vice President of Research at the Winters Institute, a non-profit biomedical research institution, at which Dr. Waitz studied arteriosclerosis in primates. He received his Ph.D. in Biophysics and Medical Physics from the University of California at Berkeley in 1983.

         Judith Segall, 44, has been Vice President of Technology and Secretary of BioTime since 1990 and was a director of the Company from 1990 through 1994, and from 1995 through the present date. She performed services on a contract basis as a biochemist for CMSI during 1989, until the formation of BioTime. Ms. Segall received a B.S. in Nutrition and Clinical Dietetics from the University of California at Berkeley in 1989.

         Jeffrey B. Nickel, Ph.D., 54, joined the Board of Directors of the Company during March 1997. Dr. Nickel is the President of Nickel Consulting through which he has served as a consultant to companies in the pharmaceutical and biotechnology industries since 1990. Prior to starting his consulting business, Dr. Nickel served in a number of management positions for Syntex
Corporation and Merck & Company. Dr. Nickel received his Ph.D. in Organic Chemistry from Rutgers University in 1970.

         Milton H. Dresner, 72, joined the Board of Directors of the Company during February 1998. Mr. Dresner is Co-Chairman of the Highland Companies, a diversified organization engaged in the development and ownership of residential and industrial real estate. Mr. Dresner serves as a director of Avatar Holdings, Inc., a real estate development company, Hudson General Corporation, an aviation services company, and Childtime Learning Centers, Inc. a child care and pre-school education services company.

Executive Officers

         Paul Segall, Ronald S. Barkin, Victoria Bellport, Hal Sternberg, Harold Waitz and Judith Segall are the only executive officers of BioTime.

         There are no family relationships among the directors or officers of the Company, except that Paul Segall and Judith Segall are husband and wife.


Directors' Meetings, Compensation and Committees of the Board

         The Board of Directors has an Audit Committee, the members of which are Jeffrey Nickel and Milton Dresner. The purpose of the Audit Committee is to recommend the engagement of the corporation's independent auditors and to review their performance, the plan, scope and results of the audit, and the fees paid to the corporation's independent auditors. The Audit Committee also will review the Company's accounting and financial reporting procedures and controls and all transactions between the Company and its officers, directors, and shareholders who beneficially own 5% or more of the Common Shares.

         The Company does not have a standing Compensation Committee or Nominating Committee. Nominees to the Board of Directors are selected by the entire Board.

         The Board of Directors has a Stock Option Committee that administers the Company's 1992 Stock Option Plan and makes grants of options to key employees, consultants, scientific advisory board members and independent contractors of the Company, but not to officers or directors of the Company. The members of the Stock Option Committee are Paul Segall, Ronald S. Barkin, and Victoria Bellport. The Stock Option Committee was formed during September 1992.

          During the fiscal year ended June 30, 1997, the Board of Directors met six times. No director attended fewer than 75% of the meetings of the Board or any committee on which they served.

          Directors of the Company who are not employees receive an annual fee of $20,000, which may be paid in cash or in Common Shares, at the election of the director. Directors of the Company and members of committees of the Board of Directors who are employees of the Company are not compensated for serving as directors or attending meetings of the Board or committees of the Board.
Directors are entitled to reimbursements for their out-of-pocket expenses incurred in attending meetings of the Board or committees of the Board. Directors who are employees of the Company are also entitled to receive compensation in such capacity.

Executive Compensation

          The Company has entered into five-year employment agreements (the "Employment Agreements") with Paul Segall, the President and Chief Executive Officer; Victoria Bellport, the Chief Financial Officer; Judith Segall, Vice President of Technology and Corporate Secretary; Hal Sternberg, Vice President of Research; and Harold Waitz, Vice President of Engineering. The Employment Agreements will expire on December 31, 2000 but may terminate prior to the end of the term if the employee (1) dies, (2) leaves the Company, (3) becomes disabled for a period of 90 days in any 150 day period, or (4) is discharged by the Board of Directors for failure to carry out the reasonable policies of the Board, persistent absenteeism, or a material breach of a covenant. Under the Employment Agreement, the executive officers are presently receiving an annual salary of $92,000, and will receive a one-time cash bonus of $25,000 if the Company receives at least $1,000,000 of equity financing from a pharmaceutical company. Each executive officer will be entitled to seek a modification of his or her Employment Agreement before the expiration of the five year term if the market value of the Company's outstanding capital stock exceeds $75,000,000.

          In the event of the executive officer's death during the term of his or her Employment Agreement, the Company will pay his or her estate his or her salary for a period of six month or until December 31, 2000, whichever first occurs. In the event that the executive officer's employment terminates, voluntarily or involuntarily, after a change in control of the Company through an acquisition of voting stock, an acquisition of the Company's assets, or a merger or consolidation of the Company with another corporation or entity, the executive officers will be entitled to severance compensation equal to the greater of (a) 2.99 times his or her average annual compensation for the preceding five years and (b) the balance of his or her base salary for the unexpired portion of the term of his Employment Agreement.

         The Company also entered into a similar employment agreement with Ronald S. Barkin, which commenced on April 1, 1997 and expires on March 31, 2002

          Each executive officer has also executed an Intellectual Property Agreement which provides that the Company is the owner of all inventions developed by the executive officer during the course of his or her employment.

          The following table summarizes certain information concerning the compensation paid to the Company's five most highly compensated executive officers during the last three fiscal years.

                                             SUMMARY COMPENSATION TABLE

                                                     Annual Compensation                 Long-Term Compensation
                                                     -------------------                 ----------------------

Name and Principal Position                 Year     Salary($)         Bonus             Stock Options (Shares)
---------------------------                 ----     ---------         -----            ------------------------
Paul Segall                                 1997     $90,583            __                        __
   Chairman and Chief Executive Officer     1996     $76,041            __                        __
                                            1995     $67,500            __                        __

Hal Sternberg                               1997     $90,583           $25,000                    __
   Vice President of Research               1996     $76,041            __                        __
                                            1995     $67,500            __                        __

Harold Waitz                                1997     $90,583           $50,000                    __
   Vice President of Engineering            1996     $76,041            __                        __
                                            1995     $67,500            __                        __
Victoria Bellport
   Vice President and                       1997     $90,583           $25,000                    __
    Chief Financial Officer                 1996     $76,041            __                        __
                                            1995     $67,500            __                        __

Judith Segall                               1997     $90,583           $25,000                    __
   Vice President and Corporate Secretary   1996     $76,041            __                        __
                                            1995     $67,500            __                        __

Stock Options

         The following table provides information with respect to the Company's five most highly compensated executive officers, concerning the exercise of options during the last fiscal year and unexercised options held as of June 30, 1997.

                                   Aggregated Options Exercised in Last Fiscal Year,
                                           and Fiscal Year-End Option Values


                        Number of                               Number of                         Value of Unexercised
                         Shares                            Unexercised Options at               In-the-Money Options at
                        Acquired        Value                  June 30, 1997                        June 30, 1997(1)
                           on          Realized         ---------------------------           ---------------------------
Name                    Exercise         ($)            Exercisable   Unexercisable           Exercisable   Unexercisable
----                   ----------       -----           -----------   -------------           -----------   -------------
Paul Segall                 0            --               21,000            0                  $679,980           0
Hal Sternberg               0            --               21,000            0                   679,980           0
Harold Waitz                0            --               21,000            0                   679,980           0
Victoria Bellport           0            --                  0              0                      0              0
Judith Segall               0            --                  0              0                      0              0

(1) Based on the average of the high and low bid prices of a Common Share ($32.38) as reported on the Nasdaq Small Cap Market System on such date.

Certain Relationships and Related Transactions

      During the twelve months ended June 30, 1997, $87,254 in fees for legal and consulting services was paid to Ronald S. Barkin, Executive Vice President and a member of the Board of Directors. Such fees were paid prior to April 1, 1997, when Mr. Barkin became a salaried employee. During the twelve months ended June 30, 1997, $39,500 in fees for consulting services was paid to Jeffrey B. Nickel, a member of the Board of Directors.


      During September 1995, the Company entered into an agreement for financial advisory services with Greenbelt Corp., a corporation controlled by Alfred D. Kingsley and Gary K. Duberstein. Under this agreement the Company issued to the financial advisor warrants (as adjusted to reflect payment of a stock dividend during October 1997) to purchase 304,168 Common Shares at a price of $1.97 per share, and the Company agreed to issue additional warrants to purchase up to an additional 608,336 Common Shares at a price equal to the greater of (a) 150% of the average market price of the Common Shares during the three months prior to issuance and (b) $2 per share (as adjusted for the Company's subscription rights distribution during January 1997, and payment of a stock dividend during October
1997). The additional warrants were issued in equal quarterly installments over a two year period, beginning October 15, 1995. The Company may terminate the financial advisory agreement on 30 days notice. The exercise price and number of Common Shares for which the warrants may be exercised are subject to adjustment to prevent dilution in the event of a stock split, combination, stock dividend, reclassification of shares, sale of assets, merger or similar transaction. As of June 30, 1997, the total number of warrants to purchase Common Shares issued was 836,462. The warrants are exercisable at the following prices: 456,252 at $1.97 per share; 76,042 at $2.41 per share; 76,042 at $9.88 per share; 76,042 at $9.64 per share; 76,042 at $10.73 per share; and 76,042 at $16.11 per share. As of July 15, 1997, warrants to purchase an additional 76,042 shares were issued and are exercisable at a price of $14.07 per share.

      Under the agreement, upon the request of Greenbelt Corp., the Company will file a registration statement to register the warrants and underlying Common Shares for sale under the Securities Act of 1933, as amended (the "Act") and applicable state securities or "Blue Sky" laws. The Company will bear the expenses of registration, other than any underwriting discounts that may be incurred by Greenbelt Corp. in connection with a sale of the warrants or common shares. The Company shall not be obligated to file more than two such registration statements, other than registration statements on Form S-3. Greenbelt Corp. also is entitled to include warrants and common shares in any registration statement filed by the Company to register other securities for sale under the Act.

      The Company has agreed to reimburse Greenbelt Corp. for all reasonable out-of-pocket expenses incurred in connection with its engagement as financial advisor, and to indemnify Greenbelt Corp. and the officers, affiliates, employees, agents, assignees, and controlling person of Greenbelt Corp. from any liabilities arising out of or in connection with actions taken on behalf of the Company under the agreement.

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth information as of March 19, 1998 concerning beneficial ownership of Common Shares by each shareholder known by the Company to be the beneficial owner of 5% or more of the Company's Common Shares, and the Company's executive officers and directors. Information concerning certain beneficial owners of more than 5% of the Common Shares is based upon information disclosed by such owners in their reports on Schedule 13D or Schedule 13G.

                                                            Number of         Percent of
                                                             Shares             Total
                                                            ---------         ----------
Alfred D. Kingsley (1)                                      1,250,754            11.5%
Gary K. Duberstein
Greenbelt Corp.
Greenway Partners, L.P.
Greenhouse Partners, L.P.
  277 Park Avenue, 27th Floor
  New York, New York 10172

Paul and Judith Segall (2)                                    709,914             7.1

Essex Investment Management Company                           502,435             5.1
125 High Street
Boston, Massachusetts 02110

Harold D. Waitz (3)                                           499,207             5.0

Hal Sternberg                                                 478,137             4.8

Victoria Bellport                                             196,167             2.0

Ronald S. Barkin (4)                                          190,011             1.9

Jeffrey B. Nickel (5)                                           5,000              *

Milton H. Dresner (6)                                           6,000              *

All officers and directors
as a group (8 persons)(4)(5)(6)                             2,084,436            20.9%
---------------------------

*        Less than 1%

(1) Includes 912,504 Common Shares issuable upon the exercise of certain warrants owned beneficially by Greenbelt Corp. Mr. Kingsley and Mr.
         Duberstein may be deemed to beneficially own the warrant shares that Greenbelt Corp. beneficially owns. Includes 82,500 Common Shares owned by Greenway Partners, L.P. Greenhouse Partners, L.P. is the general partner of Greenway Partners, L.P. and Mr. Kingsley and Mr. Duberstein are the general partners of Greenhouse Partners, L.P. Greenhouse Partners, L.P., Mr. Kingsley and Mr. Duberstein may be deemed to beneficially own the Common Shares that Greenway Partners, L.P. beneficially owns. Includes 245,850 Common Shares owned solely by Mr. Kingsley, as to which Mr. Duberstein disclaims beneficial ownership. Includes 9,900 Common Shares owned solely by Mr. Duberstein, as to which Mr. Kingsley disclaims beneficial ownership.

(2)      Includes 517,377 Common Shares held of record by Paul Segall and 192,537 Common Shares held of record by Judith Segall.

(3)      Includes 2,000 Common Shares held for the benefit of Dr. Waitz's minor children.

(4)      Includes 135,000 Common Shares issuable upon the exercise of certain options.

(5)      Includes 5,000 Common Shares issuable upon the exercise of certain options.

(6)      Includes 500 Common Shares that Mr. Dresner may acquire in lieu of cash director's fees during the next sixty days.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Company. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish the Company with copies of all reports they file under Section 16(a).

         To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended June 30, 1997.

          AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED
                             NUMBER OF COMMON SHARES


         The Board of Directors has approved an amendment to the Company's Articles of Incorporation to increase the number of authorized Common Shares from 25,000,000 shares to 40,000,000. The purpose of this amendment is to give the Company the flexibility to raise additional capital through the issuance of additional shares, and to obtain and maintain the services of consultants by issuing warrants to purchase Common Shares. Common Shares could also be issued in connection with the acquisition of another business or business assets or technology. There are presently 9,935,579 Common Shares issued and outstanding. An additional 1,020,000 Common Shares are reserved for issuance under outstanding warrants, and 1,165,500 Common Shares are reserved for issuance under the Company's 1992 Employee Stock Option Plan.

         Although the Company has no present plan, arrangement or commitment to issue or sell any Common Shares for cash or in connection with the acquisition of any business, assets or technology, the Board of Directors believes that it is in the best interest of the Company and its shareholders to have a sufficient number of authorized but unissued shares available for issuance in the future for such purposes or other opportunities that may come along. It is likely that the sale of Common Shares will be the principal means by which the Company will raise additional capital until such time as it is able to generate earnings sufficient to finance its operations.

         At the last Annual Meeting, the Company's shareholders approved an amendment increasing the authorized number of Common Shares from 5,000,000 to 25,000,000. However, during October 1998, the Company issued 6,553,386 Common Shares as a stock dividend. As a result, the Board of Directors believes that the Company has an insufficient number of authorized but unissued Common Shares available for the Company's future financing needs.

         The   approval  of  the   amendment  of  the   Company's   Articles  of
Incorporation requires the affirmative vote of the holders of a majority of the issued and outstanding Common Shares.

               The Board of Directors Recommends A Vote "FOR" the
           Approval of the Amendment to the Articles of Incorporation

            RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors proposes and recommends that the shareholders ratify the selection of the firm of Deloitte & Touche LLP to serve as independent accountants of the Company for the fiscal year ending June 30, 1998. Deloitte & Touche LLP has served as the Company's independent accountants since 1991. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of the selection of Deloitte & Touche LLP to audit the Company's consolidated financial statements. A representative of Deloitte & Touche LLP will attend the Meeting, and will have an opportunity to make a statement if he or she so desires and may respond to appropriate questions from shareholders.

 The Board of Directors Recommends a Vote "FOR" Ratification of the Selection of
         Deloitte & Touche LLP as the Company's Independent Accountants


                            PROPOSALS OF SHAREHOLDERS


         Shareholders of the Company who intend to present a proposal for action at the 1998 Annual Meeting of Shareholders of the Company must notify the Company's management of such intention by notice received at the Company's principal executive offices not later than December 18, 1998 for such proposal to be included in the Company's proxy statement and form of proxy relating to such meeting.


                                  ANNUAL REPORT


         The Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended June 30, 1997, without exhibits, is being mailed to shareholders along with this Proxy Statement. The Annual Report on Form 10-K is not to be regarded as proxy soliciting material. Additional copies of the Form 10-K may be obtained by a shareholder without charge, upon written request to the Secretary of the Company.


                                           By Order of the Board of Directors,


                                           Paul Segall, Ph.D.
                                           President and Chief Executive Officer


March __, 1998

                                                                     Appendix

                             PROXY FOR BIOTIME, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 18, 1998

                This Proxy is Solicited by the Board of Directors

         The undersigned appoints Paul E. Segall and Ronald S. Barkin, and each of them, with full power of substitution, as the undersigned's lawful agent and proxy to attend the Annual Meeting of Shareholders of BioTime, Inc. on May 18, 1998 and any adjournment thereof and to represent and vote all BioTime, Inc. Common Shares standing in the name of the undersigned upon the books of the corporation.

DIRECTORS RECOMMEND A VOTE "FOR" PROPOSALS NUMBERED 1, 2, AND 3

1)ELECTION OF    [ ] FOR all nominees listed        [ ] WITHHOLD AUTHORITY
  DIRECTORS             below (except as marked           to vote for all
                        to the contrary below)            nominees listed below


RONALD S. BARKIN;  VICTORIA BELLPORT;  MILTON H. DRESNER; JUDITH SEGALL; JEFFREY
B. NICKEL; PAUL SEGALL; HAL STERNBERG; HAROLD WAITZ

** To withhold authority to vote for any individual nominee, draw a line through that person's name**

                                              FOR       AGAINST      ABSTAIN

2) APPROVAL OF AMENDMENT OF ARTICLES          [ ]         [ ]          [ ]
      OF INCORPORATION


4) RATIFYING APPOINTMENT OF INDEPENDENT       [ ]         [ ]          [ ]
      ACCOUNTANTS

                               The persons named as proxy may also vote on such other business as may properly come before the Meeting or any adjournment thereof.


                            [ ]       WISH TO ATTEND AND
                                      VOTE SHARES AT MEETING


Please sign exactly as
your shares are registered.       _______________________     __________________
Persons signing as a corporate          Signature                    Date
officer or in a fiduciary
capacity should indicate their    _________________________   __________________
title or capacity.                Signature if Held Jointly          Date